UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 1, 2012

KIMCO REALTY CORPORATION
 (Exact name of registrant as specified in its charter)

Maryland	1-10899	13-2744380
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

3333 New Hyde Park Road Suite 100 New Hyde Park, New York	11042
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (516) 869-9000

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

The annual meeting of the stockholders of Kimco Realty Corporation (the “Company”) was held on May 1, 2012. The Company previously filed with the Securities and Exchange Commission the proxy statement and related materials pertaining to this meeting. On the record date of March 2, 2012, there were 407,617,533 shares of the Company’s common stock, par value $0.01 per share (“Common Stock”) outstanding and eligible to vote.

Proposal 1: Election of Directors

Elected the following nine nominees to the Board of Directors to serve as directors until the next annual meeting of stockholders and until their respective successors are elected and qualify.

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Milton Cooper	334,921,946	7,031,401	23,033,625
Philip E. Coviello	332,275,016	9,678,331	23,033,625
Richard G. Dooley	310,014,734	31,938,613	23,033,625
Joe Grills	326,032,873	15,920,474	23,033,625
David B. Henry	337,591,226	4,362,121	23,033,625
F. Patrick Hughes	332,279,545	9,673,802	23,033,625
Frank Lourenso	321,684,338	20,269,009	23,033,625
Colombe M. Nicholas	332,230,850	9,722,497	23,033,625
Richard Saltzman	332,276,801	9,676,546	23,033,625

Proposal 2: Approval of the Compensation of our Named Executive Officers

Approved, on an advisory basis, the compensation of the Company’s named executive officers as described in the Compensation Discussion and Analysis and the accompanying tables in our 2012 proxy statement. There were 328,510,266 votes for the proposal, 8,185,622 votes against the proposal, 5,257,459 abstentions and 23,033,625 broker non-votes.

Proposal 3: Approval of an Amendment to the Company’s 2010 Equity Participation Plan

Approved an amendment to the Company’s 2010 Equity Participation Plan to increase the number of shares of Common Stock authorized for issuance under the Plan by 5,000,000 shares. There were 322,758,577 votes for the proposal, 18,921,833 votes against the proposal, 272,937 abstentions and 23,033,625 broker non-votes.

Proposal 4: Ratification of the Appointment of PricewaterhouseCoopers LLP as the Company’s Independent Registered Public Accounting Firm

Ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ended December 31, 2012. There were 361,421,888 votes for the appointment, 3,341,324 votes against the appointment, 223,760 abstentions and no broker non-votes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KIMCO REALTY CORPORATION

Date: May 7, 2012	By:	/s/ Glenn G. Cohen
Name: Glenn G. Cohen
Title: Executive Vice President, Chief Financial Officer and Treasurer